UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2024

ORION GROUP HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300

Houston, Texas 77034

(Address of principal executive offices)

(713) 852-6500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	ORN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement

On September 10, 2024, Orion Group Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Craig-Hallum Capital Group LLC, as representative of the underwriters named therein (the “Underwriters”), relating to the issuance and sale by the Company of 4,860,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), in its previously announced underwritten public offering (the “Offering”). The public offering price in the Offering was $5.15 per share of Common Stock. In connection with the Offering, the Company granted the Underwriters a 30-day option to purchase up to 729,000 additional shares of its Common Stock at the public offering price, less the underwriting discount.

On September 11, 2024, the Underwriters exercised their option to purchase 729,000 additional shares of Common Stock. The Company expects the net proceeds from the Offering (including proceeds from the Underwriters’ exercise of their option to purchase additional shares of Common Stock) to be approximately $26.5 million, after deducting underwriting discounts and other estimated offering expenses payable by the Company. The Company intends to use the net proceeds from this Offering for working capital, and for other general corporate purposes, which may include repayment of borrowings under its credit agreement (as amended) with White Oak ABL, LLC and White Oak Commerical Finance, LLC, including to satisfy certain specified prepayments required by such credit agreement. The closing of the Offering is expected to occur on or about September 12, 2024, subject to the satisfaction of customary closing conditions.

The Company is making the Offering pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-279527) previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”) and a prospectus supplement and accompanying prospectus filed with the SEC on September 11, 2024 (the “Prospectus Supplement”).

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K (the “Current Report”) and is incorporated by reference herein.

A copy of the opinion of Jones Walker LLP relating to the legality of the issuance and sale of the Common Stock is attached as Exhibit 5.1 to this Current Report.

Item 7.01Regulation FD Disclosure.

On September 10, 2024, the Company issued a press release announcing the commencement of the Offering, and on September 11, 2024, the Company issued a press release announcing the pricing of the Offering. The press releases are filed as Exhibit 99.1 and Exhibit 99.2 to this Current Report, respectively, and are incorporated by reference in this Item 7.01. The information contained in this Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the SEC nor incorporated by reference in any registration statement filed by the Company under the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 8.01Other Events.

The information contained in the Prospectus Supplement related to the Offering in the sections entitled “Prospectus Supplement Summary—Recent Developments” “Non-GAAP Financial Information” and “Risk Factors” is incorporated by reference in this Item 8.01 of this Current Report.

Forward-Looking Statements

The matters discussed or incorporated by reference in this Current Report may constitute or include projections or other forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act, of which provisions the Company is availing itself. Certain forward-looking statements can be identified by the use of forward-looking terminology, such as “believes,” “expects,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates,” or the negative thereof or other comparable terminology, or by discussions of strategy, plans, objectives, intentions, estimates, forecasts, outlook, assumptions, or goals. Statements regarding the timing, size, terms, conditions, results, outcome and use of proceeds from the Offering, the sale of the East and West Jones Property, and our pipeline are forward-looking statements. Forward-looking statements involve risks and uncertainties. Considering these risks and other uncertainties, the inclusion of forward-looking statements should not be considered to be a representation by the Company that the Company's plans, estimates, forecasts, goals, intentions, or objectives will be achieved or realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no obligation to update information contained in this Current Report whether as a result of new developments or otherwise, except as required by law.

Please refer to the Company's 2023 Annual Report on Form 10-K, filed on March 1, 2024, Quarterly Reports on Form 10-Q and other subsequent filings with the SEC, which are available at the SEC's website at www.sec.gov, for additional and more detailed discussion of risk factors that could cause actual results to differ materially from our current expectations, estimates or forecasts.

This Current Report, including the exhibits attached hereto, does not constitute an offer to sell or the solicitation of an offer to buy any Company securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such Offering, solicitation or sale would be unlawful.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 10, 2024, by and between Orion Group Holdings, Inc. and Craig-Hallum Capital Group LLC
5.1	Opinion of Jones Walker LLP
23.1	Consent of Jones Walker LLP (included in Exhibit 5.1)
99.1	Press Release, dated September 10, 2024, announcing the commencement of the Offering
99.2	Press Release, dated September 11, 2024, announcing the pricing of the Offering
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION GROUP HOLDINGS, INC.

Dated: September 11, 2024 By: /s/ Travis J. Boone

Travis J. Boone

President and Chief Executive Officer